UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the registrant [ X ]

Filed by a Party other than the registrant [ ]

Check the appropriate box:

[ ]    Preliminary proxy statement.

[ ]    Definitive proxy statement.

[X]  Definitive additional materials.

[ ]    Soliciting material under Rule 14a-12.

[ ]    Confidential, for use of the Commission only (as permitted by Rule 14a-b(e)(2))

Lord Abbett Research Fund, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement,

if other than the Registrant)

_____________________________

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

______________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

______________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

______________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

______________________________________________________________________________

5) Total fee paid:

______________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount Previously Paid:

______________________________________________________________________________

2) Form, Schedule or Registration Statement No.:

______________________________________________________________________________

3) Filing Party:

______________________________________________________________________________

4) Date Filed:

______________________________________________________________________________

October 23, 2013

PROXY MEETING ADJOURNED TO NOVEMBER 7, 2013

PLEASE VOTE! YOUR VOTE IS NEEDED!

Dear Fellow Shareholder:

Lord Abbett Classic Stock Fund is seeking your approval on an important proposal related to the reorganization of Lord Abbett Classic Stock Fund into Lord Abbett Calibrated Dividend Growth Fund. The details related to this proposal can be found in the proxy statement that was included in our initial mailing to you. Your Board of Directors approved the proposal and recommends that you vote “FOR” the reorganization proposal.

The Fund has made it easy for you to vote:

  Logon to the website proxyvote.com: enter the control number on the voting instruction form and follow the prompts.

  Call the toll free number touchtone voting number on your voting instruction form, enter the control number and follow the prompts.

  Sign and return the voting instruction form in the return envelope provided.

Please take a minute to vote as your vote matters.

Thank you for your help with this important vote.

LAB OBO

October 23, 2013

PROXY MEETING ADJOURNED TO NOVEMBER 7, 2013

PLEASE VOTE! YOUR VOTE IS NEEDED!

Dear Fellow Shareholder:

Lord Abbett Classic Stock Fund is seeking your approval on an important proposal related to the reorganization of Lord Abbett Classic Stock Fund into Lord Abbett Calibrated Dividend Growth Fund. The details related to this proposal can be found in the proxy statement that was included in our initial mailing to you. Your Board of Directors approved the proposal and recommends that you vote “FOR” the reorganization proposal.

The Fund has made it easy for you to vote:

  Please call us at 1-888-991-1294 and a proxy voting specialist will be happy to answer your questions and assist you in placing your vote over the phone. Representatives are available weekdays from 9:30 a.m. to 9 p.m. Eastern Time.

  Logon to the website proxyvote.com: enter the control number on the voting instruction form and follow the prompts.

  Call the toll free number touchtone voting number on your voting instruction form, enter the control number and follow the prompts.

  Sign and return the voting instruction form in the return envelope provided.

Please take a minute to vote as your vote matters.

Thank you for your help with this important vote.

LAB N/R